SPECIAL BUSINESS PROVISIONS



                             SPECIAL BUSINESS PROVISIONS

                                       between



                                  THE BOEING COMPANY

                                         and

                           KAYNAR TECHNOLOGIES INCORPORATED













                                 Number STD-65751-025
                                        -------------

SPECIAL BUSINESS PROVISIONS
                                  TABLE OF CONTENTS

Section               Item
-------               ----

1.0                   DEFINITIONS

2.0                   PURCHASE ORDER NOTE

3.0                   PRICES

3.1                   Product Pricing

3.2                   Manufacturing Configuration Baseline

3.3                   Packaging

4.0                   GOVERNING QUALITY ASSURANCE REQUIREMENT

5.0                   APPLICABLE LAW JURISDICTION

6.0                   PRODUCT ASSURANCE

6.1                   Governing Document

7.0                   PAYMENT

7.1                   Recurring Price

7.2                   Non-Recurring Price/Special Charges

8.0                   ACCELERATION/DECELERATION AT NO COST

9.0                   NOTICES

9.1                   Addresses

10.0                  OBLIGATION TO PURCHASE AND SELL

11.0                  COST AND FINANCIAL PERFORMANCE VISIBILITY

12.0                  CHANGES

12.1                  Changes to the Statement of Work

12.2                  Computation of Equitable Adjustment

12.3                  Obsolescence

12.4                  Change Absorption

12.5                  Planning Schedule

12.6                  Value Engineering

12.7                  Reduction in Quantity to be Delivered

13.0                  SPARES AND OTHER PRICING

13.1                  Spares

13.2                  Short Flow Production Requirements

13.3                  Tooling

SPECIAL BUSINESS PROVISIONS
                                  TABLE OF CONTENTS

Section               Item
-------               ----

13.4                  Pricing of Boeing's Supporting Requirements

13.5                  Pricing of Requirements for Modification or Retrofit

13.6                  Similar Pricing

14.0                  STATUS REPORTS/REVIEWS

15.0                  PROVISIONS FOR OFFSET/BUSINESS STRATEGIES FOREIGN
                      PROCUREMENT REPORT

16.0                  BOEING FURNISHED MATERIAL

17.0                  ASSIGNMENT


Attachment 1, 1A      Work Statement and Pricing

Attachment 2          Foreign Procurement Report

Attachment 3          Rates and Factors

Attachment 4          Boeing AOG Coverage

Attachment 5          Boeing AOG/Critical

                      Shipping Notification

Attachment 6          Economic Price Adjustment for Titanium
                      Seal Nuts

SPECIAL BUSINESS PROVISIONS
                                    AMENDMENTS

AMEND
NUMBER         DESCRIPTION                         DATE        APPROVAL
------         -----------                         ----        --------

1              Add BACN10JS part family to         12/3/96     see original
               Attachment 1, page 1 and 2.

2              Correct pricing to reflect 4        12/9/96     see original
               decimal places.

3              Add exhibit 1A and 6 for TN         1/17/97
               pricing.
               Add escalation for Attachment
               1A to section 3.1.
               Modify section 10.0 to denote
               percent of requirements
               purchased for Attachment 1A.
               Modify sections: 3.1, 3.2, 3.3,
               7.2, 10.0, 12.6.3, 13.1.3,
               13.1.3.1, 13.1.3.2, 13.4, 13.5,
               and 17.0 to include Attachment 1A.

SPECIAL BUSINESS PROVISIONS


                         SPECIAL BUSINESS PROVISIONS


THESE SPECIAL BUSINESS PROVISIONS are entered into as of September 20, 1996 by and between Kaynar Technologies Incorporated, a California corporation with its principal office in Fullerton, California ("Seller"), and The Boeing Company, a Delaware corporation with an office in Seattle, Washington acting by and through its division the Boeing Commercial Airplane Group ("Boeing").


                                  RECITALS
                                  --------

A. Boeing and Seller entered into a General Terms Agreement GTA # BCA-65751-029 dated September 20, 1996, (the "Agreement") which is incorporated herein and made a part hereof by this reference, for the sale by Seller and purchase by Boeing of Products.

B. Boeing and Seller desire to include these special business provisions ("SBP") relating to the sale by Seller and purchase by Boeing of Products.

Now, therefore, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                                  PROVISIONS

1.0 DEFINITIONS
    The definitions used herein shall be the same as used in the Agreement.

2.0 PURCHASE ORDER NOTE
    The following note shall be contained in any Order to which these SBP are applicable:

         This Order is subject to and incorporates by this reference SBP STD-65751-025 between The Boeing Company and Kaynar Technologies Incorporated dated September 20, 1996.

    Each Order bearing such note shall be governed by and be deemed to include the provisions of these SBP.

3.0 PRICES

3.1 PRODUCT PRICING
    The prices and applicable period of performance of Products scheduled for delivery under this SBP are set forth in Attachment 1 and 1A. Prices are in United States dollars, F.O.B. Fullerton, California. Prices for Products in Attachment 1A shall be subject to escalation as set forth in Attachment 6.

SPECIAL BUSINESS PROVISIONS


3.2 MANUFACTURING CONFIGURATION BASELINE
    Unit pricing for each Product or part number shown in Attachment 1 and 1A are based on the latest revisions of the engineering drawings or specifications at the time of the signing of this SBP.

3.3 PACKAGING
    The prices shown in Attachment 1 and 1A include packaging costs and all materials and labor required to package Products identified in Attachment 1 and 1A. Packaging shall be furnished by the Seller in accordance with Document M6-1025, Volume II, "Supplier Part Protection Guide", Document D200-10038-2 "Supplier Packaging Requirements", or in accordance with instructions specified on individual Order as applicable. In the case of Products to be shipped directly to Customers, A.T.A. Specification 300 "Specification for Packaging of Airline Supplies" shall apply unless otherwise directed by Boeing. Bulk packaging is acceptable for Products shown on Attachment 1A.

4.0 GOVERNING QUALITY ASSURANCE REQUIREMENT
    All work performed under this SBP shall be in accordance with the following document which is incorporated herein and made a part hereof by this reference:

    Document D1-9000, "Advanced Quality System for Boeing Suppliers," as amended from time to time.

5.0 APPLICABLE LAW JURISDICTION
    Each Order, including all matters of construction, validity and performance, shall in all respects be governed by, and construed and enforced in accordance only with the law of the State of Washington as applicable to contracts entered into and to be performed wholly within such State between citizens of such State, without reference to any rules governing conflicts of law. Seller hereby irrevocably consents to and submits itself exclusively to the jurisdiction of the applicable courts of the State and the federal courts therein for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof. Seller hereby waives and agrees not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Seller is not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.

6.0 PRODUCT ASSURANCE

6.1 GOVERNING DOCUMENT
    Seller acknowledges that Boeing and Customers must be able to rely on each Product performing as specified and that Seller will provide all required support. Accordingly, the following provisions and document(s) are incorporated herein and made a part hereof:

    Seller warrants to Boeing and Customers that Products shall: (a) conform in all respects to all the requirements of the Order; (b) be free from all defects in materials and workmanship; and (c) to the extent not manufactured pursuant to detailed designs furnished by Boeing, be free from all defects in design and be fit for the intended purposes.

SPECIAL BUSINESS PROVISIONS


7.0 PAYMENT

7.1 RECURRING PRICE
    Unless otherwise provided in the applicable Order, payment of the recurring price shall be made in accordance with Form X-27981 "Pay From Receipt - Additional Terms and Conditions Regarding Invoicing and Payment". Payment terms shall be net thirty (30) days except as otherwise agreed to by the parties. All payments are subject to adjustment for shortages, credits and rejections.

7.2 NON-RECURRING PRICE/SPECIAL CHARGES
    Unless otherwise provided in the applicable Order, any non-recurring price payable by Boeing under Attachment 1 or 1A shall be paid within the term discount period or thirty (30) calendar days (whichever is later) after receipt by Boeing of both acceptable Products and a correct invoice.

8.0 ACCELERATION/DECELERATION AT NO COST
    Notwithstanding GTA Section 10.0, Boeing may make changes in the delivery schedule without additional cost or change to the unit price stated in the applicable Order if (a) the delivery date of the Product under such Order is on or before the last date of contract, if applicable, and (b) Boeing provides Seller with written notice of such changes.

9.0 NOTICES

9.1 ADDRESSES
    Notices and other communications shall be given in writing by personal delivery, United States mail, telex, teletype, telegram, facsimile, cable or electronic transmission addressed to the respective party as follows:

    To Boeing:     Attention: Buyer: Hugh McCormick, M/S 38-FW
                   BOEING COMMERCIAL AIRPLANE GROUP
                   MATERIEL DIVISION
                   P.O. Box 3707
                   Seattle, Washington 98124-2207

    To Seller:     Attention: Paula Smith
                   KAYNAR TECHNOLOGIES INCORPORATED
                   800 S. State Collage Blvd.
                   Fullerton, CA 92634-3001

SPECIAL BUSINESS PROVISIONS


10.0  OBLIGATION TO PURCHASE AND SELL
      Boeing and Seller agree that in consideration of the prices set forth under Attachment 1 and 1A, Boeing shall issue Orders for Products from time to time to Seller for Boeing's requirements. *

      A.   *

      B.   *

      C.   *

      D.   *

      E.   *

11.0  COST AND FINANCIAL PERFORMANCE VISIBILITY
      Seller shall provide all necessary cost support data, source documents for direct and indirect costs, and assistance at the Seller's facility for cost performance reviews performed by Boeing pursuant to any Order.

      Furthermore, Seller shall provide financial data, on a quarterly basis, or as requested, to Boeing's Credit Office and Materiel Representative for credit and financial condition reviews. Said data shall include but not be limited to balance sheets, schedule of accounts payable and receivable, major lines of credit, creditors, income statements (profit and loss), cash flow statements, firm backlog, and headcounts. Copies of such data are to be made available within 72 hours of any written request by Boeing. This data is required in addition to the cost data provided pursuant to GTA Section 9.0. All such information shall be treated as confidential in accordance with GTA Section 20.0.


   * Confidential portions omitted and filed separately with the Commission.


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
SPECIAL BUSINESS PROVISIONS

12.0   CHANGES

12.1   CHANGES TO THE STATEMENT OF WORK
       Boeing may direct Seller within the scope of the applicable Order and in accordance with the provisions of GTA Section 10.0, to increase or decrease the work to be performed by the Seller in the manufacture of any Product.

12.2   COMPUTATION OF EQUITABLE ADJUSTMENT
       NOT APPLICABLE

12.3   OBSOLESCENCE
       Claims for obsolete or surplus material and work-in-process created by change orders issued pursuant to this Section shall be subject to the procedures set forth in GTA Section 12.0, except that Seller may not submit a claim for obsolete or surplus material resulting from an individual change order that has a total claim value of Twenty-Five Hundred Dollars ($2500.00) or less. Payment for obsolete or surplus materials shall be made by check deposited as first class mail to the address designated by Seller in SBP Section 9.1. Payment will be made on the tenth (10th) day of the month following the month of the obsolescence claim settlement.

12.4   CHANGE ABSORPTION

12.4.1 NON-RECURRING AND RECURRING CHANGE ABSORPTION
       NOT APPLICABLE

12.5   PLANNING SCHEDULE
       Any planning schedule or quantity estimate provided by Boeing shall be used solely for production planning. Boeing may purchase Products in different quantities and specify different delivery dates as necessary to meet Boeing's requirements. Such planning schedule and quantity estimate shall be subject to adjustment from time to time. Any such adjustment is not a change under GTA Section 10.0.

12.6   VALUE ENGINEERING
       Seller may from time to time submit proposals to Boeing to change drawings, designs, specifications or other requirements that:

       a.   decrease Seller's performance costs; or

       b. produce a net reduction in the cost to Boeing of installation, operation, maintenance or production of the Product.

       Provided, that such change shall not impair any essential functions or characteristics of the Products or Tooling.


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
SPECIAL BUSINESS PROVISIONS

12.6.1  SUBMISSION OF PROPOSAL
        Proposals shall be submitted to Boeing's Materiel Representative. Boeing shall not be liable for any delay in acting upon a proposal. Boeing's decision to accept or reject any proposal shall be final.
        If there is a delay and the net result in savings no longer justifies the investment, Seller will not be obligated to proceed with the change. Seller has the right to withdraw, in whole or in part, any proposal not accepted by Boeing within the time period specified in the proposal. Seller shall submit, as a minimum, the following information with the proposal:

        a. description of the difference between the existing requirement and the proposed change, and the comparative advantages and disadvantages of each;

        b. the specific requirements which must be changed if the proposal is adopted;

        c.   the cost savings and Seller's implementation costs;

        d. Each proposal shall include the need dates for engineering release and the time by which a proposal must be approved so as to obtain the maximum cost reduction.

12.6.2  ACCEPTANCE AND COST SHARING
        Boeing may accept, in whole or in part, any proposal by issuing a change order. Until such change has been issued, Seller shall remain obligated to perform in accordance with the terms and requirements of the original Order as written. Boeing and Seller shall share the savings as follows:

             * savings to Boeing;
             * savings to Seller.

        Seller shall include with each proposal verifiable cost records and other data as required by Boeing for proposal review and analysis.

        Each party shall be responsible for its own implementation costs, including but not limited to non-recurring costs.

12.6.3  COST SAVINGS COMPUTATION
        A change order shall be issued by Boeing and the unit price shall be reduced in an amount equal to the savings portion attributable to Boeing as set forth above. The applicable unit price as set forth in Attachment 1 or 1A Statement of Work shall be amended to reflect such change.

             EXAMPLE:
             Current Price:           $600.00
             Proposed Cost Savings:   $100.00/unit
             Boeing's Percentage:     *
             Seller's Percentage:     *



* Confidential portions omitted and filed separately with the Commission.


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
SPECIAL BUSINESS PROVISIONS

12.6.3  COST SAVINGS COMPUTATION (Continued)
         STEP BY STEP COMPUTATION:
             1. $100.00 unit savings x * Boeing's percentage of savings = * Boeing savings.
             2. $100.00 unit savings x * Seller's percentage of savings = * Seller savings.
             3.   Net affect to the unit cost = *
                  New Unit Price For Units = *

12.6.4  WEIGHT REDUCTION PROPOSALS
        Seller is encouraged to submit proposals to Boeing that reduce the Product's weight without impairing any essential functions or characteristics of the Product.

        Seller shall submit such proposals in accordance with SBP Section
        12.6.1 above. The amount of any costs or savings that result from a weight reduction proposal shall be agreed by Boeing and Seller. Seller shall include with each proposal verifiable cost records and other data as required by Boeing for proposal review and analysis.

        Boeing may accept in whole or in part, any such proposal by issuing a change order to the applicable Order.

12.7    REDUCTION IN QUANTITY TO BE DELIVERED
        NOT APPLICABLE

13.0    SPARES AND OTHER PRICING

13.1    SPARES
        For purposes of this Section, the following definitions shall apply:

        A. AIRCRAFT ON GROUND (AOG) - means the highest Spares priority. Seller will expend best efforts to provide the earliest possible delivery of any Spare designated AOG by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Seller shall specify the delivery date and time of any such AOG Spare within two (2) hours of receipt of an AOG Spare request.

        B. CRITICAL - means an imminent AOG work stoppage. Seller will expend best efforts to provide the earliest possible delivery of any Spare designated Critical by Boeing. Such effort includes but is not limited to working two (2) shifts a day, five (5) days a week and use of premium transportation. Seller shall specify the delivery date and time of any such Critical Spare within the same working day of receipt of a Critical Spare request.

* Confidential portions omitted and filed separately with the Commission.


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
SPECIAL BUSINESS PROVISIONS

13.1    SPARES (Continued)
        C. EXPEDITE (CLASS I) - means a Spare required in less than Seller's normal lead-time. Seller will expend best efforts to meet the requested delivery date. Such effort includes but is not limited to working overtime and use of premium transportation.

        D. ROUTINE (CLASS III) - means a Spare required in Seller's normal lead-time.

        E. POA REQUIREMENT (POA) - means any detail component needed to replace a component on an End Item Assembly currently in Boeing's assembly line process. Seller shall expend best efforts feasible to provide the earliest possible delivery of any Spare designated as POA by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Seller shall specify the delivery date and time of any such POA within two (2) hours of an AOG Spare request.

        F. IN-PRODUCTION - means any Spare with a designation of AOG, Critical, Expedite, Routine, POA or End Item Assembly which is in the current engineering configuration for the Product and is used on a model aircraft currently being manufactured by Boeing.

        G. NON-PRODUCTION REQUIREMENTS - means any Spare with a designation of AOG, Critical, Expedite and Routine requirements which is used on model aircraft no longer being manufactured by Boeing (Post Production) or is in a non-current engineering configuration for the Product (Out of Production).

        H.  BOEING PROPRIETARY SPARE - means any Spare which is manufactured
            (i) by Boeing, or (ii) to Boeing's detailed designs with Boeing's authorization or (iii) in whole or in part using Boeing's Proprietary Materials.

13.1.1  SPARES SUPPORT
        Seller shall provide Boeing with a written Spares support process describing Seller's plan for supporting AOG and Critical commitments and manufacturing support. The process must provide Boeing with the name and number of a twenty-four (24) hour contact for coordination of AOG and Critical requirements. Such contact shall be equivalent to the coverage provided by Boeing to its Customers as outlined in Attachment 4 "Boeing AOG Coverage" which is incorporated herein and made a part hereof by this reference.

        Seller shall notify Boeing as soon as possible via fax, telecon, or as otherwise agreed to by the parties of each AOG and Critical requirement shipment using the force identified in Attachment 5 "Boeing AOG and Critical Shipping Notification". Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable. Seller shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.


                                        8
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SPECIAL BUSINESS PROVISIONS

13.1.2  RECLASSIFICATION OR RE-EXERCISES
        Boeing may on occasion, instruct Seller to re-prioritize or reclassify an existing requirement in order to improve or otherwise change the established shipping schedule. Seller shall expend the effort required to meet the revised requirement as set forth above in the definitions of the requirements. Seller's commitment of a delivery schedule shall be given in accordance with that set forth above for the applicable classification but in no case shall it exceed twenty-four (24) hours from notification by Boeing.

13.1.3  SPARE PRICING
        Except as set forth in subsections 13.1.3.1 and 13.1.3.2 below, the price for Spare(s) shall *.

13.1.3.1   AIRCRAFT ON GROUND (AOG), CRITICAL SPARES AND POA REQUIREMENT
           The price for AOG and Critical Spares and POA requirements shall be the price for such Products listed on Attachment 1 or 1A.

13.1.3.2   EXPEDITE SPARE (CLASS 1)
           The price for Expedite Spares shall be the price for such Products listed on Attachment 1 and 1A.

13.1.4  SPECIAL HANDLING
        The price for all effort associated with the handling and delivery of Spare(s) is deemed to be included in the price for such Spare(s). Provided, that if Boeing directs delivery of Spares to an F.O.B. point other than Seller's plant, Boeing shall reimburse Seller for shipping charges, including insurance, paid by Seller from the plant to the designated F.O.B. point. Such charges shall be shown separately on all invoices.

13.2    SHORT FLOW PRODUCTION REQUIREMENTS
        Boeing shall pay no expedite charges for production requirements released less than Seller's current ROLT. Seller agrees to support Boeing's short flow requirements with its best effort.


* Confidential portions omitted and filed separately with the Commission.


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SPECIAL BUSINESS PROVISIONS

13.3    TOOLING

13.3.1  RESPONSIBLE PARTY
        Seller shall absorb all costs for Tooling manufactured and/or purchased by Seller necessary for the manufacture and delivery of the Products including but not limited to rework, repair and maintenance of the Tooling.

13.3.2  BOEING FURNISHED TOOLING
        In the event Boeing furnishes Tooling to Seller to support the delivery of Product(s), Seller shall comply with the Terms and Conditions applicable to the Blanket Tooling Purchase Control Order established with Seller who possess or controls Tooling. No repair, replacement or rework required shall be performed without Boeing's prior written consent. Boeing shall notify Seller of, what if any, action shall be required for all discrepant Tooling.

13.4    PRICING OF BOEING'S SUPPORTING REQUIREMENTS
        Any Products required to assist Boeing's supporting requirements, including but not limited to color and appearance samples, design studies, product qualification, Boeing-owned simulators, test requirements, factory support, flight test spares will be provided for not more than the applicable price as set forth in Attachment 1 or 1A.

13.5    PRICING OF REQUIREMENTS FOR MODIFICATION OR RETROFIT
        Any Products required by Boeing to support a modification or retrofit program shall be provided for *.

13.6    SIMILAR PRICING
        New Products ordered by Boeing that are similar to or within Product families of Products currently being manufactured by Seller shall be priced *.

14.0    STATUS REPORTS/REVIEWS
        When requested by Boeing, Seller shall update and submit, as a minimum, monthly status reports on data requested by Boeing using a method mutually agreed upon by Boeing and Seller.

        When requested by Boeing, Seller shall provide to Boeing a manufacturing milestone chart identifying the major purchasing, planning and manufacturing operations for the applicable Product(s).

        Upon request by Boeing, a program review may be held between the parties. The location of such review shall be mutually agreed to by the parties. The purpose of the review is to improve communication and understanding between the parties to ensure program success.

* Confidential portions omitted and filed separately with the Commission.


                                        10
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SPECIAL BUSINESS PROVISIONS

15.0 PROVISIONS FOR OFFSET/BUSINESS STRATEGIES FOREIGN PROCUREMENT REPORT Seller agrees to cooperate with Boeing in identifying possible subcontractors for work under any Order that support Boeing's offset or business strategies. Prior to releasing any request for proposal to a subcontractor to support Boeing's offset or business strategy, Seller shall coordinate with Boeing.

        Seller shall document on Attachment 2 all offers to contract and executed contracts with such subcontractors including the dollars contracted. Seller shall provide to Boeing with an updated copy of Attachment 2 for the six-month periods ending June 30 and December 31 of each year. The reports shall be submitted on the 1st of August and the 1st of February respectively.

16.0    BOEING FURNISHED MATERIAL
        NOT APPLICABLE

17.0    ASSIGNMENT
        Boeing and Seller agree that Boeing may, in its discretion, assign, in part or in whole, its purchasing obligations under the Agreement or any Order, as applicable, at the prices set forth in Attachment 1 and 1A thereof. Boeing reserves the right to rescind its assignment at anytime.

        Boeing's assignment of purchasing obligation includes scheduling, issuance of Order(s), receival and inspection of Products, acceptance or rejection of Products, payment for accepted Products, and ensuring conformance to the quality assurance system requirements.

        Boeing shall retain all other rights and obligations pursuant to the applicable terms and conditions. In addition, Boeing reserves the right, where necessary, to coordinate with and mediate between Seller and any assignee regarding such assignment.

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the parties.

THE BOEING COMPANY                    KAYNAR TECHNOLOGIES
By and Through its Division           INCORPORATED
Boeing Commercial Airplane Group

      /s/ Hugh N. McCormick                 /s/ Robert L. Beers

Name: Hugh N. McCormick               Name: Robert L. Beers

Title: Buyer                          Title: Vice President Sales and Marketing

Date: January 20, 1997                Date: January 23, 1997
      ----------------                      ----------------



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SPECIAL BUSINESS PROVISIONS




                                                               ATTACHMENT 1A TO
                                                    SPECIAL BUSINESS PROVISIONS


                              WORK STATEMENT AND PRICING

All Items listed on attachment 1A are titanium seal nuts.

The Re-order lead time (ROLT) for all items is expressed in weeks.

Tolerances applicable to Orders placed under this contract are +1% -1% of the total Order quantity.

The price for Products to be delivered on or before 12-31-2000, shall be as follows:


Item #          PART NUMBER                 UNIT PRICE              LEAD TIME
-----------------------------------------------------------------------------
1
2                                          *
3



* Confidential portions omitted and filed separately with the Commission.

SPECIAL BUSINESS PROVISIONS

                                                              ATTACHMENT 6 TO
                                                  SPECIAL BUSINESS PROVISIONS

                   ECONOMIC PRICE ADJUSTMENT FOR TITANIUM SEAL NUTS

                               1997 THROUGH 2000

1. This clause sets forth the method for adjusting base prices as a result of abnormal escalation for 1997 through 2000 provided that:

    A. An abnormal price increase shall be made to the base unit price only if the actual cumulative index exceeds the baseline cumulative forecast as defined in paragraph 5.B below.

    B. An abnormal price decrease shall be made to the base unit price only if the actual cumulative index is less than baseline cumulative forecast as defined in paragraph 5.C. below.

2.  Adjustment will be determined by the following index:

    A. MATERIAL - Producer Price Index (PPI) Titanium Mill Shapes, Code P102505 as reported by the U.S. Bureau of Labor Statistics.

    B. CONTENT - Material content shall be * of the Contract unit prices listed in Attachment 1.

3. Baseline price is defined as the unit prices in Attachment 1A to the Special Business Provisions.

4.  SPECIAL NOTES:

    In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the index specified above, both parties shall agree upon an appropriate substitution for or adjustment of the indices to be employed herein.


* Confidential portions omitted and filed separately with the Commission.



                                        1
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SPECIAL BUSINESS PROVISIONS

5.  BASELINE FORECAST:

    A. The cum baseline forecast is developed from the actual December 1996 index with an annual forecast through December 1999 as follows:



                 12/96            12/97            12/98         12/99


Code 102505                                                             *

Composite Rate (+/-)                                                    *

Therefore, the cumulative baseline band is as follows:

    B.   ESCALATION INCREASE
              12/96            12/97            12/98         12/99
Max                                                                     *


    C.   ESCALATION DECREASE
              12/96            12/97            12/98         12/99
Min                                                                     *

6.  CALCULATION OF ADJUSTMENT ABNORMAL ESCALATION

    The general equation for the calculation of a price change for 1998 shall be:

A =                         *

    Where CA =              *

A = Adjusted Price
B = Base Price
CA = Cum Actuals
CB = Cum Baseline for December for the year preceding the re-price year as defined in 5B. & 5C.
M1 = PPI Code P102505 - Actual index for the month of December of the year preceding the re-price year.

* Confidential portions omitted and filed separately with the Commission.


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
SPECIAL BUSINESS PROVISIONS

7.  ABNORMAL ESCALATION INCREASE EXAMPLE:

    If the actual indices are as noted below, the calculation of the 1999 price would be established by simply multiplying the base price by the ratio of the 1998 actual cum rate to the corresponding 1998 cum baseline rate.



                  12/96            12/97            12/98         12/99


Code P102505
Percent Change                                                         *
Cum Actuals
Cum Baseline

Example:
                   1999 Price =  *


    If the base price   =    *
    Then base material, =    *
    base non-material   =    *
                        =    *
                        =    *
                        =    *
    Then the 1999 Price =    *

8.  ABNORMAL ESCALATION DECREASE EXAMPLE

    If the actual indices are as noted below, the calculation of the 1999 price would be:



                  12/96            12/97            12/98         12/99

Code P102505
Percent Change                                                          *
Cum Actuals
Cum Baseline



Example:
              1999 Price =  *

    If the base price   =    *
    Then base material, =    *
    base non-material   =    *
                        =    *
                        =    *
                        =    *
    Then the 1999 Price =    *


* Confidential portions omitted and filed separately with the Commission.


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
SPECIAL BUSINESS PROVISIONS


9. Assuming a price adjustment occurs for either 1998 or 1999, and the succeeding year's actual index line returns within the baseline parameters, as described in paragraphs 5.B and 5.C. above, then the price will also return to the base price level.

10. The unit prices listed in Attachment 1A to the Special Business Provisions are firm fixed for quantities ordered in 1997. Therefore, the beginning base for cumulative abnormal escalation is the actual index for December 1996 and any adjustment from the base prices will begin with the unit prices for 1998 if the actual cumulative index falls outside the baseline cumulative forecast band as defined in paragraphs 5.B and C. above.


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